UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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PROPOSAL REGARDING

Informational DVD

Peter L. Malkin and Anthony E. Malkin

discuss the proposed consolidation and IPO

Topics:

•	Choices to be Made

•	Explanation of Investment Structure

•	Benefits of the Recommended Consolidation and IPO

•	Why We Recommend the Consolidation and IPO Now

•	Benefits of Consolidation/IPO vs Downside of Status Quo

Choices to be Made (Ch. 1-3)

Ch. 1 - Introduction

Ch. 2 - Choices to be Made

Ch. 3 - Conclusion Including Summation of Key Points

Instructions: How to fill out the consent form. (Ch. 4)

Explanation of Investment Structure (Ch. 5-7)

Ch. 5 - Introduction

Ch. 6 - Explanation of Investment Structure

Ch. 7 - Conclusion Including Summation of Key Points

Benefits of the Recommended Consolidation and IPO (Ch. 8-10)

Ch. 8 - Introduction

Ch. 9 - Benefits of the Recommended Consolidation and IPO

Ch. 10 - Conclusion Including Summation of Key Points

Why We Recommend the Consolidation and IPO Now (Ch. 11-13)

Ch. 11 - Introduction

Ch. 12 - Why We Recommend the Consolidation and IPO Now

Ch. 13 - Conclusion Including Summation of Key Points

Benefits of Consolidation/ IPO vs Downside of Status Quo (Ch. 14-16)

Ch. 14 - Introduction

Ch. 15 - Benefits of Consolidation/ IPO vs Downside of Status Quo

Ch. 16 - Conclusion Including Summation of Key Points

W&H Properties Video (Ch. 17)

Malkin Properties Video (Ch. 18)

There are material risks and conflicts of interest associated with the consolidation. You should carefully review the sections entitled “Risk Factors” and “Conflicts of Interest” in the prospectus/consent solicitation which is part of the Form S-4 which has been filed with [and declared effective by] the SEC. There can be no assurance that participants will realize the benefits described in the videos, including the potential increase in distributions and capital appreciation. In addition, in the prospectus/consent solicitation which is part of the Form S-4 includes a more detailed discussion of the tax consequences of the consolidation.

We also caution you that this letter contains forward-looking statements. These forward-looking statements, including the potential for more consistent distributions than the status quo, with greater potential for increased distributions as a holder of operating partnership units or common stock than as a participant in a subject LLC, and the potential for additional capital appreciation over time, are based on our beliefs and expectations as applicable, which may not be correct. Important factors that could cause such actual results to differ materially from the expectations reflected in these forward-looking statements include those set forth in the prospectus/consent solicitation which is part of the Form S-4.

While we believe that the terms of the consolidation are fair and in the best interests of participants, there can never be any guaranty that the consideration you will receive from the consolidation represents the fair market value of your interests.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Each of the three public entities, Empire State Building Associates L.L.C., 60 East 42nd St. Associates L.L.C., and 250 West 57th St. Associates L.L.C. (the “Companies”) and their agents and Malkin Holdings LLC (the “Supervisor”), Empire State Realty Trust, Inc. (the “REIT”), Empire State Realty OP, L.P,, and each officer and director of the Companies, the Supervisor or of the REIT may be deemed to be a participant in the solicitation of consents in connection with the proposed consolidation. The names of such persons and a description of their interests in the Companies and the REIT are set forth, respectively, in each Company’s Annual Report on Form 10-K for the year ended December 31, 2011 the REIT’s Registration Statement on Form S-4 and prospectus/consent solicitation, which have been filed with the SEC.

Investors in the Companies are urged to review the Registration Statement on Form S-4, the prospectus/consent solicitation and other related documents now filed or to be filed with the SEC, because they contain important information. You can obtain them without charge on the SEC’s website at www.sec.gov.. You can also obtain without charge a copy of the prospectus/consent solicitation and the supplements relating to the individual entities by contacting Ned H. Cohen at Malkin Holdings LLC.

Transcript of Video Relating to Choices to be Made

Peter Malkin

Hello, I’m Peter Malkin.

Anthony Malkin

And I’m Tony Malkin.

Peter Malkin

I began my work for you in 1958, when I joined my late father-in-law Lawrence A. Wien for what became a wonderful partnership spanning more than thirty years. I was here and was a partner with my father-in-law and Harry Helmsley when we acquired the Empire State Building in 1961. My son joined me in 1989, and in joining me has worked tirelessly for more than twenty-three years. I want you to know that I considered many options, including leaving things as they have been for the last several decades before deciding that this is the best course of action for the more than 5,000 investors we represent in the 23 different entities we are proposing to include in this consolidation and REIT formation.

Anthony Malkin

In this video, we’d like to speak to you about why we decided to propose a consolidation of 18 properties and one development site we supervise into one publicly-traded Real Estate Investment Trust, or REIT. For decades, we have served investors in protecting their investments, building value, and generating distributions. Each one of the investments involved in this solicitation is more than half a century old. We want you to know why we think that this is the best course of action for the next 50 years. We know that you may have questions, and we want to assure you that we are here, and want, to answer them for you.

Peter Malkin

I want you to know that in the more than two years during which we have been working on this proposed consolidation and REIT formation, I have been reflecting on my career, and the innovative investments created by my father-in-law starting in 1934, and then by my father-in-law and me, and then by me and my son Tony. As I approach the end of my career, I want to make sure that our investors are given the best opportunity for enduring, profitable investment, liquidity, and choice. Had his life not been cut short by cancer, I am certain that Lawrence A. Wien would have had the shared the same enthusiasm and endorsement for our plans.

Anthony Malkin

In our proposed consolidation into a REIT and IPO, you will have the ability to choose what securities you will receive in exchange for your current interests. We’d like to take a moment now to discuss the different types of securities you may choose.

Peter Malkin

Each of these securities has different features, so it is important that you understand the differences and make a choice that is right for you. All of these options offer you the prospect of regular quarterly dividends from the diversified portfolio of properties that are part of the consolidation, as well as opportunities for liquidity.

Anthony Malkin

Under the new structure, you will have the option to elect one or a combination of the following:

•	Operating Partnership Units, also referred to as OP Units;

•	A combination of OP Units and Class B Shares; or

•	Class A Shares.

Importantly, OP Units, Class B Shares and Class A shares will have the same rights to dividend distributions.

Peter Malkin

Let’s discuss a little more of what each of these securities is and what the general tax implications would be.

I’ll begin with OP Units…

OP Units are 100% tax deferred, meaning that tax would be owed on any gain on your investment only at the time of a future capital transaction, such as when you decide to sell or the property owned by your entity is sold. OP Units will also be listed on the New York Stock Exchange. However, since OP Units do not have a vote in the REIT and they have a more limited market as a result, there is no guarantee that they would trade at the same price as Class A Shares.

If and when OP Unit holders decide to liquidate, however, they would not have to sell their units on the exchange. They would also have the option of exchanging their OP Units for cash at the then price of Class A shares, or, at the REIT’s option, receive Class A Shares on a one-for-one basis. As detailed in the S-4, some of your OP Units are permitted to be sold in the first year, and all or any part of your holdings may be sold any time starting 12 months after the IPO.

Anthony Malkin

Another alternative is a combination of OP Units and Class B Shares…

Because OP Units do not have voting rights, we are offering the option to receive Class B Shares instead of 2% of the OP Units you would otherwise receive.

So for example, if you were eligible to receive 100 OP Units, you could instead choose 98 OP Units and 2 Class B Shares. Class B Shares are different in that each carries the same voting rights as 50 Class A Shares – and so you, by choosing 2 Class B Shares, would have the same voting rights as if you chose 100 Class A Shares.

2

Receipt of Class B Shares is taxable at the time of the IPO, so instead of deferring taxes on 100% of your investment, you would defer taxes on 98% of your investment.

If you decide you want to sell your Class B Shares, which will not be listed on a national securities exchange, they are automatically converted, on a one-for-one basis, to Class A Shares or their cash equivalent.

Peter Malkin

The final alternative is to receive Class A Shares…

These shares will have the same rights to dividend distributions as OP Units and Class B Shares and also carry voting rights in the REIT. However, receipt of Class A Shares is taxable at the time of the IPO.

As with OP units, those wanting to liquidate their investment would be eligible to sell half of their Class A Shares six months after the IPO and the balance 12 months after the IPO.

Anthony Malkin

So the bottom line is that this is a structure that gives you great flexibility. You have a range of options including to defer taxes, receive quarterly dividends and maintain voting rights. This structure provides the same choices that were made available to the Malkin family and to the investors in the private entities we supervise. As you may know, all of those private entities have approved the proposed consolidation.

Peter Malkin

Thanks, Tony. We hope you have found this discussion helpful. For your reference, the Malkin family elected the combination of Class B Shares and OP Units, in addition to a small number of Class A Shares.

Peter Malkin

So in summary, by putting these properties together, we believe all investors will benefit through ongoing dividends with the potential to increase through property performance, better financing, more efficient operation, and beneficial acquisitions. The potential for increased distributions from dividends and stock appreciation over time offers benefit for all investors. Our family, as you know, has interests in all of the properties we supervise, and we would not be proposing this if we did not think it would benefit all the entities in which we have invested.

So what’s next?

3

Anthony Malkin

We have already the necessary authorization from twenty out of twenty-three entities we plan to consolidate into the REIT – these are what we call the private entities.

We now have begun the process of soliciting consents from investors in the three public LLCs that own interests in the three properties: the Empire State Building, One Grand Central Place and 250 West 57th Street. The operating lessees of these three properties have already provided their consents.

Over these weeks, you will likely have contact with representatives of Malkin Holdings and our proxy solicitor, MacKenzie Partners. They can answer your questions and help you make sure you have all the information you need in order to cast an informed vote.

Peter Malkin

We hope you will view the other videos and documents on this site as well. We hope this has been helpful to you as your evaluate your options.

Should you have additional questions on what we have just discussed, please feel free to e-mail them through this website, or call the 800 number.

Thank you very much for listening, and as always, we do appreciate your support.

4

Rolling credits:

We hope you found this video helpful. This is a summary of what we think are the highlights of the proposed consolidation and IPO:

•	You may choose a 100% tax deferred option through the receipt of Operating Partnership units.

•	ESRT REIT Class A common stock and/or Operating Partnership Units will be listed on the New York Stock Exchange.

•	We believe the ESRT REIT offers a greater potential for dividend increases than status quo.

•	ESRT REIT will make quarterly distributions at a minimum of 90% of REIT taxable income annually.

•	Should the proposed consolidation and IPO move forward, you will receive two special distributions:

•	a one-time distribution of cash reserves and reimbursement of consolidation and IPO expenses.

•	a one-time distribution of class action settlement proceeds.

•	ESRT REIT will allow you to diversify your assets – one of the first principles of sound investing.

•	ESRT REIT will offer you new growth opportunities, through potential acquisitions, with better access to capital markets.

•	We believe the proposed consolidation and IPO are in the best interests of all investors.

We are available to speak with you and want to answer all of your questions. Please call toll-free, 1-888-410-7850, or contact us at inquiries@malkinholdings.com.

We are hosting conference calls to help inform you about the facts with regards to the proposed consolidation and IPO. You can register online at www.empirestaterealtytrust.com or you can call toll-free 1-888-410-7850.

You can find more information at www.empirestaterealtytrust.com.

Thank you for your attention to this important decision.

Transcript of Video Relating to Instructions: How to fill out the consent form

•	Scene 1

•	Read: “Instructions: How to fill out the consent form.”

•	Scene 2

•	Part 1

•	Read: “The consent form provides boxes for you to enter your vote separately with regard to”

•	Part 2

•	Read:

•	“The proposed consolidation, the vote shown is in favor of the proposed consolidation.”

•	“The proposed third party portfolio sale, the vote shown is in favor of the proposed third party portfolio sale, and.”

•	“The request for voluntary pro rata reimbursement for litigation and arbitration costs, the vote shown is in favor of the proposed voluntary reimbursement.”

•	“Simply indicate your vote in the applicable box.”

•	Scene 3

•	Part 1

•	Read:

•	“The form also provides spaces for you to elect the form of consideration you wish to receive in the consolidation.”

•	Part 2

•	Read:

•

“This form has been filled out to indicate a participant who wishes to have a vote and be subject to the least in taxes. The participant has elected 100% Operating Partnership Units with Class B shares, so that such participant will receive 98% Operating Partnership Units, 2% Class B shares, and no Class A shares.”

•	Scene 4

•	Read:

•	“Investors wanting what is expected to be a 100% tax deferred treatment should elect 100% Operating Partnership Units.”

•	“Investors wanting a 100% taxable treatment should elect 100% Class A common stock.”

•	“Note: Operating Partnership Units do not have voting rights while Class A common stock has voting rights.”

•	Scene 5

•	Part 1

•	Read: “After you have completed the foregoing voting and election, please submit the consent form as soon as possible.”

•	Part 2

•	Read: “You can submit your form by mail or fax.”

•	Scene 6

•	Part 1

•

Read: “If you sign and submit your form without indicating your vote on either the consolidation proposal or third party portfolio proposal, your participation interest will be counted as a vote “FOR” such proposal.”

•	Part 2

•	Read: “If you sign and submit your form without indicating your vote on the voluntary reimbursement proposal, your participation interest will be counted as “DOES NOT CONSENT TO” such proposal.”

•	Part 3

•	Read: “If you do not submit your consent form, or you indicate on your consent form that you “Abstain” from any proposal, it will have the effect of voting “Against” such proposal.

•	Scene 7

•	Part 1

•	Read: “Should you have any question, please contact us by phone, on our website, or by e-mail.”

•	Part 2

•	Read: “Thank you for your support.”

Rolling credits:

We hope you found this video helpful. This is a summary of what we think are the highlights of the proposed consolidation and IPO:

•	You may choose a 100% tax deferred option through the receipt of Operating Partnership units.

•	ESRT REIT Class A common stock and/or Operating Partnership Units will be listed on the New York Stock Exchange.

•	We believe the ESRT REIT offers a greater potential for dividend increases than status quo.

•	ESRT REIT will make quarterly distributions at a minimum of 90% of REIT taxable income annually.

•	Should the proposed consolidation and IPO move forward, you will receive two special distributions:

•	a one-time distribution of cash reserves and reimbursement of consolidation and IPO expenses.

•	a one-time distribution of class action settlement proceeds.

•	ESRT REIT will allow you to diversify your assets – one of the first principles of sound investing.

•	ESRT REIT will offer you new growth opportunities, through potential acquisitions, with better access to capital markets.

•	We believe the proposed consolidation and IPO are in the best interests of all investors.

We are available to speak with you and want to answer all of your questions. Please call toll-free, 1-888-410-7850, or contact us at inquiries@malkinholdings.com.

We are hosting conference calls to help inform you about the facts with regards to the proposed consolidation and IPO. You can register online at www.empirestaterealtytrust.com or you can call toll-free 1-888-410-7850.

You can find more information at www.empirestaterealtytrust.com.

Thank you for your attention to this important decision.

Transcript of Video Relating to Explanation of Investment Structure

Peter Malkin

Hello, I’m Peter Malkin.

Anthony Malkin

And I’m Tony Malkin.

Peter Malkin

I began my work for you in 1958, when I joined my late father-in-law Lawrence A. Wien for what became a wonderful partnership spanning more than thirty years. I was here and was a partner with my father-in-law and Harry Helmsley when we acquired the Empire State Building in 1961. My son joined me in 1989, and in joining me has worked tirelessly for more than twenty-three years. I want you to know that I considered many options, including leaving things as they have been for the last several decades before deciding that this is the best course of action for the more than 5,000 investors we represent in the 23 different entities we are proposing to include in this consolidation and REIT formation.

Anthony Malkin

In this video, we’d like to speak to you about why we decided to propose a consolidation of 18 properties and one development site we supervise into one publicly-traded Real Estate Investment Trust, or REIT. For decades, we have served investors in protecting their investments, building value, and generating distributions. Each one of the investments involved in this solicitation is more than half a century old. We want you to know why we think that this is the best course of action for the next 50 years. We know that you may have questions, and we want to assure you that we are here, and want, to answer them for you.

Peter Malkin

I want you to know that in the more than two years during which we have been working on this proposed consolidation and REIT formation, I have been reflecting on my career, and the innovative investments created by my father-in-law starting in 1934, and then by my father-in-law and me, and then by me and my son Tony. As I approach the end of my career, I want to make sure that our investors are given the best opportunity for enduring, profitable investment, liquidity, and choice. Had his life not been cut short by cancer, I am certain that Lawrence A. Wien would have had the shared the same enthusiasm and endorsement for our plans.

Anthony Malkin

The purpose of this video is to provide you some background about what we call the two-tiered properties that were created by my grandfather and my father, and which formed the ownership structure of the Empire State Building, One Grand Central Place, formerly known as The Lincoln Building, and 250 West 57th Street, formerly known as The Fisk Building. We think understanding the history of these unique investment structures is critical to your ability to evaluate the proposal before you.

Peter Malkin

In the 1930’s through the 1960’s, tax and corporate laws were very different than they are today. My father-in-law, Lawrence Wien, was a pioneer in the development of a structure for real estate investments that was revolutionary at the time and, in doing so, established the firm that continues today as Malkin Holdings.

There used to be limited options to invest in real estate. You could have invested in a limited partnership or a corporation — but at that time your income would be taxed twice, once when the corporation or limited partnership received it, and then again when the individuals received dividends. This “double taxation” would significantly reduce the benefits to investors.

The alternative was to invest in a general partnership — but then every partner, no matter how small, would face potential unlimited personal liability if the partnership were sued for any reason, including contract disputes, construction accidents, a building visitor slipping and falling, or a landlord/ tenant dispute.

Anthony Malkin

To address these issues, my grandfather developed an innovative two-tiered structure, which gave investors the chance to buy into an entity called the Lessor… that is your investment group. Your investment group purchased property and then simultaneously leased it to an Operating Lessee – which controls all operations of the property and is subject to potential liability for lawsuits.

The benefit of this structure is that it allows you to receive income distributions and upside based on performance from the Operating Lessee – but with your income taxed only once. You have no responsibility to manage the properties and you are protected from liability.

Malkin Holdings has supervised the operations of the buildings, making decisions on leasing, management, capital expenditures, and even, when it was necessary, successfully suing to remove the former managing/leasing agent Helmsley-Spear and reinvesting to turn the properties around. This is the same role we have fulfilled since your investment was made.

Peter Malkin

So as you can see, your investment was linked to its Operating Lessee from the moment you, or your predecessor invested, and that linkage was the key to the original investment structure. This is the structure my father-in-law Lawrence A. Wien, Harry Helmsley, and I used to acquire the Empire State Building in 1961, and which Mr. Wien and Mr. Helmsley used to acquire the Lincoln Building (now One Grand Central Place) and the Fisk Building (now 250 West 57th Street).

The supervisor… Malkin Holdings… has been the same entity for nearly 80 years and your investment, we believe, has performed well over time. However, this structure has since become cumbersome, inefficient and outdated, and the realities of running a competitive real estate business today are more expensive and complicated. We think it’s time for a constructive streamlining that offers every investor voting rights in electing the governing board and options for liquidity as well as tax deferral.

Anthony Malkin

We believe that, in addition to unlocking the full value of your investment, the proposed consolidation and IPO as a REIT will allow all investors to benefit from centralized decision-making by an experienced management team, and clear and transparent corporate governance with a board comprised of six outside directors and only me as the sole inside director.

Peter Malkin

In a REIT format, your quarterly dividends will be based on the performance of a portfolio of many properties, rather than just one property, and those distributions are required to be at least 90% of annual REIT taxable income to maintain qualification as a REIT. Dividends will generally not be affected by any fluctuation in the stock price. Furthermore, we believe our management and operational structure will be streamlined and more efficient, with one corporate entity working on behalf of all investors.

Anthony Malkin

Importantly, once we are a REIT, you will have the ability to sell part or all of your interest as and when you wish at a true market price for your liquid shares, traded on the New York Stock Exchange, following an initial lock up period. Or you can make the same choice as our family… we presently plan to hold our interests for the future.

Peter Malkin

So in summary, by putting these properties together, we believe all investors will benefit through ongoing dividends with the potential to increase through property performance, better financing, more efficient operation, and beneficial acquisitions. The potential for increased distributions from dividends and stock appreciation over time offers benefit for all investors. Our family, as you know, has interests in all of the properties we supervise, and we would not be proposing this if we did not think it would benefit all the entities in which we have invested.

So what’s next?

Anthony Malkin

We have already the necessary authorization from twenty out of twenty-three entities we plan to consolidate into the REIT – these are what we call the private entities.

We now have begun the process of soliciting consents from investors in the three public LLCs that own interests in the three properties: the Empire State Building, One Grand Central Place and 250 West 57th Street. The operating lessees of these three properties have already provided their consents.

Over these weeks, you will likely have contact with representatives of Malkin Holdings and our proxy solicitor, MacKenzie Partners. They can answer your questions and help you make sure you have all the information you need in order to cast an informed vote.

Peter Malkin

We hope you will view the other videos and documents on this site as well. We hope this has been helpful to you as your evaluate your options.

Should you have additional questions on what we have just discussed, please feel free to e-mail them through this website, or call the 800 number.

Thank you very much for listening, and as always, we do appreciate your support.

Rolling credits:

We hope you found this video helpful. This is a summary of what we think are the highlights of the proposed consolidation and IPO:

•	You may choose a 100% tax deferred option through the receipt of Operating Partnership units.

•	ESRT REIT Class A common stock and/or Operating Partnership Units will be listed on the New York Stock Exchange.

•	We believe the ESRT REIT offers a greater potential for dividend increases than status quo.

•	ESRT REIT will make quarterly distributions at a minimum of 90% of REIT taxable income annually.

•	Should the proposed consolidation and IPO move forward, you will receive two special distributions:

•	a one-time distribution of cash reserves and reimbursement of consolidation and IPO expenses.

•	a one-time distribution of class action settlement proceeds.

•	ESRT REIT will allow you to diversify your assets – one of the first principles of sound investing.

•	ESRT REIT will offer you new growth opportunities, through potential acquisitions, with better access to capital markets.

•	We believe the proposed consolidation and IPO are in the best interests of all investors.

We are available to speak with you and want to answer all of your questions. Please call toll-free, 1-888-410-7850, or contact us at inquiries@malkinholdings.com.

We are hosting conference calls to help inform you about the facts with regards to the proposed consolidation and IPO. You can register online at www.empirestaterealtytrust.com or you can call toll-free 1-888-410-7850.

You can find more information at www.empirestaterealtytrust.com.

Thank you for your attention to this important decision.

Transcript of Video Relating to Benefits of the Recommended Consolidation and IPO

Peter Malkin

Hello, I’m Peter Malkin.

Anthony Malkin

And I’m Tony Malkin.

Peter Malkin

I began my work for you in 1958, when I joined my late father-in-law Lawrence A. Wien for what became a wonderful partnership spanning more than thirty years. I was here and was a partner with my father-in-law and Harry Helmsley when we acquired the Empire State Building in 1961. My son joined me in 1989, and in joining me has worked tirelessly for more than twenty-three years. I want you to know that I considered many options, including leaving things as they have been for the last several decades before deciding that this is the best course of action for the more than 5,000 investors we represent in the 23 different entities we are proposing to include in this consolidation and REIT formation.

Anthony Malkin

In this video, we’d like to speak to you about why we decided to propose a consolidation of 18 properties and one development site we supervise into one publicly-traded Real Estate Investment Trust, or REIT. For decades, we have served investors in protecting their investments, building value, and generating distributions. Each one of the investments involved in this solicitation is more than half a century old. We want you to know why we think that this is the best course of action for the next 50 years. We know that you may have questions, and we want to assure you that we are here, and want, to answer them for you.

Peter Malkin

I want you to know that in the more than two years during which we have been working on this proposed consolidation and REIT formation, I have been reflecting on my career, and the innovative investments created by my father-in-law starting in 1934, and then by my father-in-law and me, and then by me and my son Tony. As I approach the end of my career, I want to make sure that our investors are given the best opportunity for enduring, profitable investment, liquidity, and choice. Had his life not been cut short by cancer, I am certain that Lawrence A. Wien would have had the shared the same enthusiasm and endorsement for our plans.

Anthony Malkin

Malkin Holdings supervises many office buildings and retail properties in Manhattan, Fairfield County, CT and Westchester County, NY. Each property has its own unique attributes and qualities and is home to a wide variety of tenants. All are fully renovated, have renovations largely complete, or in the case of the Empire State Building, are in the middle of renovation programs. All are well located either at or with easy access to important transportation hubs and/ or key highways.

There is detailed information on all of these buildings in the Form S-4, which is on this website, and in videos which are on this website, and we would encourage you to have a look.

Peter Malkin

So how does combining these properties benefit investors? Well, the first, major benefit is diversification. Diversifying your assets is one of the first principles of sound investing and is certainly the case with real estate investing too. Different buildings have different needs at different times, and go through different leasing cycles and different capital expenditure cycles. By combining the performances of all the properties under one roof, investors have less exposure to any one asset.

Anthony Malkin

The second big opportunity is growth. A consolidation would enable us to pursue attractive growth opportunities through acquisitions and upgrading existing properties. As a group of properties with a strong balance sheet, we expect to be able to borrow from many different lenders at lower interest rates. By having more options for financing, and more structures through which to borrow, we should save on interest costs, free up more cash that can be used for dividend distributions, and conduct financings with greater efficiency—allowing us to focus more on delivering property level results.

Peter Malkin

A third big benefit is efficiency. Generating financial reports and tax filings, entering into financings and refinancings, and handling the same processes in operation and leasing for all of the properties is complex. By consolidating the properties, we eliminate many “non-monetary” costs required to conduct our daily business. We will be able to focus more on property and company performance—fewer steps, more focus, and the opportunity for greater efficiency.

Anthony Malkin

There are numerous other benefits too, such as attracting interest from institutional investors that supports our stock price. When we began considering a consolidation and IPO it became clear that it was important to potential investors that we include all of the properties in the Manhattan and New York City market area that we supervise under one corporate structure. In fact, excluding any property which we supervise in these market areas and which fits the REIT’s profile and strategic plan could lead to potential conflicts of interest or management distractions which could damage the value of the company in investors’ eyes.

Obviously, we cannot predict what that stock price will be… it will depend on many factors including the economic and market environment at the time of the IPO.

As an investor in the REIT, you can expect to receive regular quarterly dividends based on the performance of a portfolio of many properties, rather than just one property, and those distributions are required to be at least 90% of annual REIT taxable income to maintain REIT qualification. We anticipate that these dividends will be much more consistent than the dividends you have received to date in your standalone entity. This is also attractive to investors.

And in addition to quarterly dividends, we expect there are excellent prospects for growth through performance. Our family are major owners of the properties to be consolidated, and we are not selling, instead we are looking to share in the upside in which we believe.

Peter Malkin

So in summary, by putting these properties together, we believe all investors will benefit through ongoing dividends with the potential to increase through property performance, better financing, more efficient operation, and beneficial acquisitions. The potential for increased distributions from dividends and stock appreciation over time offers benefit for all investors. Our family, as you know, has interests in all of the properties we supervise, and we would not be proposing this if we did not think it would benefit all the entities in which we have invested.

So what’s next?

Anthony Malkin

We have already the necessary authorization from twenty out of twenty-three entities we plan to consolidate into the REIT – these are what we call the private entities.

We now have begun the process of soliciting consents from investors in the three public LLCs that own interests in the three properties: the Empire State Building, One Grand Central Place and 250 West 57th Street. The operating lessees of these three properties have already provided their consents.

Over these weeks, you will likely have contact with representatives of Malkin Holdings and our proxy solicitor, MacKenzie Partners. They can answer your questions and help you make sure you have all the information you need in order to cast an informed vote.

Peter Malkin

We hope you will view the other videos and documents on this site as well. We hope this has been helpful to you as your evaluate your options.

Should you have additional questions on what we have just discussed, please feel free to e-mail them through this website, or call the 800 number.

Thank you very much for listening, and as always, we do appreciate your support.

Rolling credits:

We hope you found this video helpful. This is a summary of what we think are the highlights of the proposed consolidation and IPO:

•	You may choose a 100% tax deferred option through the receipt of Operating Partnership units.

•	ESRT REIT Class A common stock and/or Operating Partnership Units will be listed on the New York Stock Exchange.

•	We believe the ESRT REIT offers a greater potential for dividend increases than status quo.

•	ESRT REIT will make quarterly distributions at a minimum of 90% of REIT taxable income annually.

•	Should the proposed consolidation and IPO move forward, you will receive two special distributions:

•	a one-time distribution of cash reserves and reimbursement of consolidation and IPO expenses.

•	a one-time distribution of class action settlement proceeds.

•	ESRT REIT will allow you to diversify your assets – one of the first principles of sound investing.

•	ESRT REIT will offer you new growth opportunities, through potential acquisitions, with better access to capital markets.

•	We believe the proposed consolidation and IPO are in the best interests of all investors.

We are available to speak with you and want to answer all of your questions. Please call toll-free, 1-888-410-7850, or contact us at inquiries@malkinholdings.com.

We are hosting conference calls to help inform you about the facts with regards to the proposed consolidation and IPO. You can register online at www.empirestaterealtytrust.com or you can call toll-free 1-888-410-7850.

You can find more information at www.empirestaterealtytrust.com.

Thank you for your attention to this important decision.

Transcript of Video Relating to Why We Recommend the Consolidation and IPO Now

Peter Malkin

Hello, I’m Peter Malkin.

Anthony Malkin

And I’m Tony Malkin.

Peter Malkin

I began my work for you in 1958, when I joined my late father-in-law Lawrence A. Wien for what became a wonderful partnership spanning more than thirty years. I was here and was a partner with my father-in-law and Harry Helmsley when we acquired the Empire State Building in 1961. My son joined me in 1989, and in joining me has worked tirelessly for more than twenty-three years. I want you to know that I considered many options, including leaving things as they have been for the last several decades before deciding that this is the best course of action for the more than 5,000 investors we represent in the 23 different entities we are proposing to include in this consolidation and REIT formation.

Anthony Malkin

In this video, we’d like to speak to you about why we decided to propose a consolidation of 18 properties and one development site we supervise into one publicly-traded Real Estate Investment Trust, or REIT. For decades, we have served investors in protecting their investments, building value, and generating distributions. Each one of the investments involved in this solicitation is more than half a century old. We want you to know why we think that this is the best course of action for the next 50 years. We know that you may have questions, and we want to assure you that we are here, and want, to answer them for you.

Peter Malkin

I want you to know that in the more than two years during which we have been working on this proposed consolidation and REIT formation, I have been reflecting on my career, and the innovative investments created by my father-in-law starting in 1934, and then by my father-in-law and me, and then by me and my son Tony. As I approach the end of my career, I want to make sure that our investors are given the best opportunity for enduring, profitable investment, liquidity, and choice. Had his life not been cut short by cancer, I am certain that Lawrence A. Wien would have had the shared the same enthusiasm and endorsement for our plans.

Anthony Malkin

My dad and I would like to discuss why we believe it is in everyone’s interests to combine 18 office and retail properties plus one development site into a diversified real estate portfolio — and to convert that portfolio into a Real Estate Investment Trust, or a REIT, through an Initial Public Offering, or IPO.

Taken together, these developments combined to make the proposed consolidation of properties and IPO the next logical step for investors.

Peter Malkin

As many of you are aware, for decades, my father-in-law, Lawrence A. Wien, worked together with Harry Helmsley. After Harry Helmsley’s death in 1997, however, Helmsley-Spear, Inc. was sold to its senior officers. It was about that time I commenced proceedings to remove Helmsley-Spear as managing agent because the performance at the properties was suffering.

Through very lengthy and costly legal proceedings, we successfully removed Helmsley-Spear and began turning around these pre-war properties into trophy properties. We successfully completed significant upgrades, made considerable capital improvements, hired new staff and executives at Malkin Holdings, and added new managing agents. This brings us back to our proposed consolidation and IPO as a REIT.

With a consolidation and IPO, we can give investors many valuable benefits and allow the Helmsley estate to exit without raising risk to remaining investors. We will maintain our management team which has done such a fine job transforming the supervised properties. We also will be able to realize for investors significant benefits in becoming a publicly traded REIT.

Anthony Malkin

The first benefit is improved decision-making and efficiency.

Our proposal will result in coordinated planning and decision-making by experienced officers and employees, overseen by a board comprised of six independent directors and me. The board will be accountable to shareholders, who will be able to vote on the board members, as with any other publicly-traded company.

Importantly, there will be no opportunity for damaging deadlocks like there have been in the past under the current structure. And Malkin Holdings will no longer have to supervise competing interests of various ownership groups. All ownership groups will be part of one company with one set of objectives.

Second, the REIT will allow you to enjoy diversification and regular quarterly dividends.

Right now, many of you have all your eggs in one basket, figuratively speaking. Spreading your investment across a portfolio of quality properties diversifies your risk, which is a basic principle of sound investing.

REITs are also required to distribute at least 90% of their annual REIT taxable income to shareholders to maintain REIT status. The expected regular quarterly dividends to investors in the REIT will be based on the performance of a variety of properties rather than just one. We believe that you have a greater potential for increased distributions as a unitholder or stockholder and increased value from capital appreciation than as a participant in any individual LLC from improved performance and a better capital structure made possible by the combined balance sheet of all the properties.

Peter Malkin

Third, a REIT has better access to capital markets for property needs and growth.

Borrowing money is a complicated, costly and time consuming process, especially when done on a property-by-property basis. Combining the properties gives us the possibility of borrowing more cheaply and efficiently. In addition, as a public REIT we expect to have better access to debt and equity capital to acquire new properties that offer growth opportunities.

Fourth, the REIT will reduce the complication and cost of operating your investments.

Certain tax laws have changed in a way that makes the very complicated original structures under which we operate our properties unnecessary. These changes give us the opportunity to increase the efficiency and lower the costs associated with our ownership structure.

Anthony Malkin

Another benefit is the potential for liquidity at a time of your choosing.

Many of you may wish to keep your interest and continue receiving dividends. But others may wish to liquidate all or part of their investment after all these years. Your investment is worth many times what you or one of your predecessors paid for it. But currently there is no efficient, public market for you to sell your interest.

While there have been some sales over the years, we believe that they have been concluded at substantial discounts. By going public, there will be a true market price available and you will be able to see the price of your shares or units at any time you like and sell all or a part of your interest at any time you choose, following an initial lock up period.

And finally, the IPO allows a sale of the Helmsley estate’s interests without disruption to other investors.

The Helmsley estate owns a veto in the operating lessee of the Empire State Building and large portions in the operating lessees of One Grand Central Place and 250 West 57th Street. If the estate does not liquidate its interest through an IPO, we expect it to sell its interests to an unknown third party.

We must all face the reality that Leona Helmsley’s will requires her estate to liquidate its investments, including properties supervised by Malkin Holdings. You may see a copy of Mrs. Helmsley’s will on our website by clicking the link in the copy of the August 6, 2012 letter to participants.

And so it is important to understand that the Helmsley estate sale requirement will end the status quo no matter how investors vote. If the consolidation and REIT transaction go forward as proposed, there will be no disruption. Otherwise, there is no way to predict how an unknown third party will act on matters that affect the availability of cash for distributions.

Peter Malkin

So in summary, by putting these properties together, we believe all investors will benefit through ongoing dividends with the potential to increase through property performance, better financing, more efficient operation, and beneficial acquisitions. The potential for increased distributions from dividends and stock appreciation over time offers benefit for all investors. Our family, as you know, has interests in all of the properties we supervise, and we would not be proposing this if we did not think it would benefit all the entities in which we have invested.

So what’s next?

Anthony Malkin

We have already the necessary authorization from twenty out of twenty-three entities we plan to consolidate into the REIT – these are what we call the private entities.

We now have begun the process of soliciting consents from investors in the three public LLCs that own interests in the three properties: the Empire State Building, One Grand Central Place and 250 West 57th Street. The operating lessees of these three properties have already provided their consents.

Over these weeks, you will likely have contact with representatives of Malkin Holdings and our proxy solicitor, MacKenzie Partners. They can answer your questions and help you make sure you have all the information you need in order to cast an informed vote.

Peter Malkin

We hope you will view the other videos and documents on this site as well. We hope this has been helpful to you as your evaluate your options.

Should you have additional questions on what we have just discussed, please feel free to e-mail them through this website, or call the 800 number.

Thank you very much for listening, and as always, we do appreciate your support.

Rolling credits:

We hope you found this video helpful. This is a summary of what we think are the highlights of the proposed consolidation and IPO:

•	You may choose a 100% tax deferred option through the receipt of Operating Partnership units.

•	ESRT REIT Class A common stock and/or Operating Partnership Units will be listed on the New York Stock Exchange.

•	We believe the ESRT REIT offers a greater potential for dividend increases than status quo.

•	ESRT REIT will make quarterly distributions at a minimum of 90% of REIT taxable income annually.

•	Should the proposed consolidation and IPO move forward, you will receive two special distributions:

•	a one-time distribution of cash reserves and reimbursement of consolidation and IPO expenses.

•	a one-time distribution of class action settlement proceeds.

•	ESRT REIT will allow you to diversify your assets – one of the first principles of sound investing.

•	ESRT REIT will offer you new growth opportunities, through potential acquisitions, with better access to capital markets.

•	We believe the proposed consolidation and IPO are in the best interests of all investors.

We are available to speak with you and want to answer all of your questions. Please call toll-free, 1-888-410-7850, or contact us at inquiries@malkinholdings.com.

We are hosting conference calls to help inform you about the facts with regards to the proposed consolidation and IPO. You can register online at www.empirestaterealtytrust.com or you can call toll-free 1-888-410-7850.

You can find more information at www.empirestaterealtytrust.com.

Thank you for your attention to this important decision.

Transcript of Video Relating to Benefits of Consolidation/IPO vs Downside of Status Quo

Peter Malkin

Hello, I’m Peter Malkin.

Anthony Malkin

And I’m Tony Malkin.

Peter Malkin

I began my work for you in 1958, when I joined my late father-in-law Lawrence A. Wien for what became a wonderful partnership spanning more than thirty years. I was here and was a partner with my father-in-law and Harry Helmsley when we acquired the Empire State Building in 1961. My son joined me in 1989, and in joining me has worked tirelessly for more than twenty-three years. I want you to know that I considered many options, including leaving things as they have been for the last several decades before deciding that this is the best course of action for the more than 5,000 investors we represent in the 23 different entities we are proposing to include in this consolidation and REIT formation.

Anthony Malkin

In this video, we’d like to speak to you about why we decided to propose a consolidation of 18 properties and one development site we supervise into one publicly-traded Real Estate Investment Trust, or REIT. For decades, we have served investors in protecting their investments, building value, and generating distributions. Each one of the investments involved in this solicitation is more than half a century old. We want you to know why we think that this is the best course of action for the next 50 years. We know that you may have questions, and we want to assure you that we are here, and want, to answer them for you.

Peter Malkin

I want you to know that in the more than two years during which we have been working on this proposed consolidation and REIT formation, I have been reflecting on my career, and the innovative investments created by my father-in-law starting in 1934, and then by my father-in-law and me, and then by me and my son Tony. As I approach the end of my career, I want to make sure that our investors are given the best opportunity for enduring, profitable investment, liquidity, and choice. Had his life not been cut short by cancer, I am certain that Lawrence A. Wien would have had the same enthusiasm and endorsement for our plans.

Anthony Malkin

And now you have a simple, but very important choice: Should I vote for or against the proposed transaction? You are now in a position to make your decision and to vote on the proposed transaction. We think it is important for you to compare what will happen if the transaction moves forward, as well as the consequences to investors like you if it does not.

If the transaction proceeds, you will be able to choose what securities you will receive in exchange for your current interests. Your choices include:

100% tax deferred Operating Partnership—or “OP”—Units that do not have voting rights;

A 98% tax-deferred combination of Class B Common Stock and OP Units that would have the same voting rights as if you had selected only Class A Common Stock; or

Fully taxable Class A Common Stock with full voting rights.

Each one of these options will provide you with ownership in prime, improved or improving office and retail real estate in Manhattan and the New York City market. And importantly, no matter which security you choose, you can expect to receive regular, quarterly dividends with the potential for increased dividends and the potential for capital appreciation.

Class A shares and OP Units will be traded on the New York Stock Exchange, and the Class B shares and 100% tax deferred OP Units can be exchanged for cash (equal to the market value) or, at the REIT’s option, Class A shares at a time of your choosing after the initial lock-up period, giving you great investment and tax planning flexibility. If it helps your decision in any way, please know that the Malkin family has chosen to receive a combination of Class B Common Stock, OP Units, and Class A Common Stock.

Peter Malkin

Now let’s talk for a moment about dividends.

We believe that if the transaction moves forward, dividends will be paid quarterly, based on the performance of many properties, rather than just one. Unlike the current structure, where distributions beyond a minimum are discretionary and are based on the need to establish reserves, to qualify as a REIT, dividends are at least 90% of the REIT’s annual taxable income , and REIT taxable income will be determined by the performance of the portfolio of properties and unaffected by the company’s stock price. While the price of Class A shares or OP Units or shares may go down or up, that will not change the requirement to pay dividends of at least 90% of REIT taxable income.

Combining properties also creates the potential for more stable dividends through greater performance stability of many properties, rather than just one, better access to capital markets, streamlined financial reporting, and a simplified management structure that increases efficiency and allows for better planning. The REIT expects to maintain modest leverage, which should allow the REIT to pursue acquisitions that could increase its cash flow – potentially allowing for further growth and enhanced dividend distribution.

And finally, at present, we have to maintain cash reserves for each individual ownership entity to protect against unknowns and to cover expenses from time to time. As a REIT, we will no longer have to hold cash reserves in each individual entity, allowing for a one-time distribution of cash reserves at or just after the consolidation and IPO and no need to establish entity level reserves at your LLC at any time.

Anthony Malkin

Another benefit of the transaction is modern corporate governance. Investors would own shares in a publicly traded company with a centralized, experienced management team governed by a board comprised of six independent directors and me. You have received already the summary biographies of the six proposed independent directors in our September 6, 2012 letter. Each has successful experience either in real estate, public companies, or both.

As a public company with its securities listed on the NYSE, your board will be accountable to you, and those of you with voting securities would elect the board members and vote on other company matters each year. In addition, you will have greater transparency into our operations through regular, quarterly earnings reports and mandated SEC disclosures of material events. You would also enjoy all the protections afforded all public shareholders through SEC, NYSE, and Dodd-Frank rules and regulations.

A modern corporate governance structure will allow decisions to be made more efficiently, on behalf of all investors, with less wasteful duplication. It will also help ESRT attract top talent and provide for management succession planning for what will happen after I am no longer CEO. It will also eliminate the risk of damaging deadlocks in decision-making inherent in the current ownership structure. And finally, it will allow us to have one auditing firm, Ernst & Young, to prepare one audited statement for all the activities of the REIT.

Peter Malkin

Another benefit is simplified tax filing. Instead of a K-1 for each investment you have with Malkin Holdings, which is often received too late to make an April 15th filing, Class A or B Common Stock shareholders will receive one form 1099 and OP Units holders will receive one form K-1. ESRT has committed to make efforts to deliver all of these forms by March 31st so you will not have to file your returns on extension.

Anthony Malkin

Now let’s talk for a moment about what will happen if the transaction does not proceed.

If the status quo remains, you will continue to own an illiquid interest in an entity which owns a partial interest in a single property. This means you cannot obtain a true and efficient market price for your interest, and you will significantly limit your ability to monetize all or part of your interest at a price and time of your choosing. While it’s true that some have been able to sell their interests in the past, it has been a much more time consuming and complex process and only accomplished at tremendous discounts to comparable interests in publicly traded REITS.

You will also continue to be subject to an ownership structure that is universally recognized as archaic, and which limits your rights and the value of your investment. Present ownership structures rely upon Malkin Holdings to keep everything together, and there is no plan for succession of management after my and my father’s involvement.

The current decision-making and financial reporting structures are inefficient, more costly, limit your partnership’s access to capital markets, require large entity level cash reserves, and therefore can limit the money available for distribution to investors. The current ownership structure also presents the risk of damaging deadlocks in decision-making. Instead of owning a piece of a new company with one set of objectives, you run the risk of competing agendas and decision-making. Malkin Holdings as supervisor manages around these dangers as effectively as we can, but they are always present, always a threat to your returns, and have contributed to poor performance in the past.

Your investment presently relies on third party service providers and outside accountants. Those professionals are part of a group of outside service providers and accountants who are coordinated by Malkin Holdings as supervisor. This is not efficient, is costly, and causes delays in financial and tax reporting. Filing for all these entities has become more complicated, we are not able to get them all prepared and distributed for investors to be able to file by April 15th each year.

Peter Malkin

In addition, your cash distributions will remain inconsistent and volatile, subject to the performance of a single property and the decisions made by an operating lessee over which you have no control. Currently, your investment relies on the operating lessee’s payment of overage rents for extra distributions. Without centralized ownership and management, the operating lessees at these three properties make all decisions that determine whether or not overage rent is paid.

For example, if the operating lessees choose to use cash flow to fund future capital improvements, tenant installation costs, commissions, and other expenses rather than to use financing, your distributions from overage rent may decrease or cease until overage rent resumes. Also, because you currently rely only on the performance of one property – any major expenditure unique to your property, or major tenant failure, will impact you directly and not be smoothed out by the performance of other properties.

Many of you have personally experienced inconsistent property performance, together with a lack of efficient access to the capital markets, which has interrupted, and can interrupt, distributions. REITs however distribute at least 90% of annual REIT taxable income.

And finally, without the combination, there will be no access to growth through acquisitions. A combined balance sheet creates the opportunity to acquire additional property, experience additional revenue and capital appreciation, and still maintain the conservative levels of leverage for which we are well known. Over time, new acquisitions offer you additional dividends and capital appreciation potential.

And finally, all investors will continue to have the time-consuming and complicated burden associated with filing taxes under the current structure. Malkin Holdings will continue to prepare a K-1 for each investment entity. This process is time-consuming, and with increasingly complex tax rules and regulations, is not practical to complete in time for investors to file by April 15 of each year.

And so in summary, we strongly believe that the proposed transaction is in the best interests of all investors. It provides:

Tax deferral until such time as you choose to sell or there is another capital transaction;

Enhanced stability through diversity;

Opportunity for liquidity at a true market price and at a time of your choosing;

More consistent dividends than the status quo, which has the potential to grow over time;

Better access to capital markets;

Opportunity for additional capital appreciation over time;

Modern corporate governance with an independent board;

Better prospects for management transition;

Greater transparency and financial reporting; and

Less costly and involved tax filings.

Importantly, the Malkin family will not be selling any shares in the proposed transaction.

Anthony Malkin

We have already the necessary authorization from twenty out of twenty-three entities we plan to consolidate into the REIT – these are what we call the private entities.

We now have begun the process of soliciting consents from investors in the three public LLCs that own interests in the three properties: the Empire State Building, One Grand Central Place and 250 West 57th Street. The operating lessees of these three properties have already provided their consents.

Over these weeks, you will likely have contact with representatives of Malkin Holdings and our proxy solicitor, MacKenzie Partners. They can answer your questions and help you make sure you have all the information you need in order to cast an informed vote.

Peter Malkin

We hope you will view the other videos and documents on this site as well. We hope this has been helpful to you as your evaluate your options.

Should you have additional questions on what we have just discussed, please feel free to e-mail them through this website, or call the 800 number.

Thank you very much for listening, and as always, we do appreciate your support.

Rolling credits:

We hope you found this video helpful. This is a summary of what we think are the highlights of the proposed consolidation and IPO:

•	You may choose a 100% tax deferred option through the receipt of Operating Partnership units.

•	ESRT REIT Class A common stock and/or Operating Partnership Units will be listed on the New York Stock Exchange.

•	We believe the ESRT REIT offers a greater potential for dividend increases than status quo.

•	ESRT REIT will make quarterly distributions at a minimum of 90% of REIT taxable income annually.

•	Should the proposed consolidation and IPO move forward, you will receive two special distributions:

•	a one-time distribution of cash reserves and reimbursement of consolidation and IPO expenses.

•	a one-time distribution of class action settlement proceeds.

•	ESRT REIT will allow you to diversify your assets – one of the first principles of sound investing.

•	ESRT REIT will offer you new growth opportunities, through potential acquisitions, with better access to capital markets.

•	We believe the proposed consolidation and IPO are in the best interests of all investors.

We are available to speak with you and want to answer all of your questions. Please call toll-free, 1-888-410-7850, or contact us at inquiries@malkinholdings.com.

We are hosting conference calls to help inform you about the facts with regards to the proposed consolidation and IPO. You can register online at www.empirestaterealtytrust.com or you can call toll-free 1-888-410-7850.

You can find more information at www.empirestaterealtytrust.com.

Thank you for your attention to this important decision.

W&H Properties Video Transcript

•	ESRT logo: Manhattan’s Premier Pre-War Trophy Portfolio

•	Empire State Building \ One Grand Central Place \ 250 West 57th Street

•	112 West 34th Street \ 501 Seventh Avenue \ 1333 Broadway

•	1350 Broadway \ 1359 Broadway \ 1400 Broadway

•	Every building is located at or near a major Midtown transportation hub [Midtown Manhattan Map]:

•	250 West 57th Street

•	One Grand Central Place

•	1400 Broadway

•	501 Seventh Avenue

•	1359 Broadway

•	1350 Broadway

•	1333 Broadway

•	Empire State Building

•	112 West 34th Street

•	In a vibrant 24/7 environment

•	Long-term financially strong ownership committed to sustainability

•	We have completed nearly $800 million of a $1.25 billion portfolio capital investment program

•	Responsive, 24-hour tenant-focused on-site management

•	Offering the widest range of spaces on the market

•	Full floors

•	Pre-builts

•	Tenant build-outs

•	Sustainable

•	Experienced, disciplined, forward-looking

•	We deliver on our promises

•	Thank you for giving us the opportunity to compete for your business.

•	ESRT logo.

Malkin Properties Video Transcript

•	[ESRT Logo]: Presenting Malkin Properties' Premier Commercial Property Portfolio

•	[Greater NY Metro-area Map:]

•	103-107 Main Street

•	66-69 Main Street

•	MerrittView

•	Metro Center

•	Metro Tower

•	First Stamford Place

•	Ten Bank Street

•	500 Mamaroneck Avenue

•	[Midtown Manhattan Map:]

•	The Gotham

•	1010 Third Avenue

•	250 West 57th Street

•	77 West 55th Street

•	One Grand Central Place

•	501 Seventh Avenue

•	1400 Broadway

•	1359 Broadway

•	1350 Broadway

•	1333 Broadway

•	112 West 34th Street

•	Empire State Building

•	10 Union Square

•	Four generations of prudent, successful real estate investment & asset management

•	Pre-War Trophy Manhattan Office Buildings

•	Best-In-Class Suburban Office Properties

•	Premier Retail Properties in 24/7 Locations

•	Every building is located at or near a major transportation hub

•	Long-term ownership with financial strength

•	Committed to sustainable business practices and energy efficient innovation

•	We have completed over $800 million of a $1.5 billion portfolio capital investment program

•	Experienced, disciplined, forward-looking

•	Proactive, hands-on ownership and business management

•	Tenant satisfaction is our number one priority

•	Exceptional service & amenities

•	Offering the widest range of spaces on the market

•	Thousands of tenants call Malkin buildings home

•	Thank you for giving us the opportunity to compete for your business.

•	Performance for Today. Perspective for Tomorrow.

•	[ESRT logo]